EXHIBIT 10.21

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement ("Agreement") is dated as of May 12, 2008 between Spare Backup, Inc., a Delaware corporation having its principal address at 72-757 Fred Waring Drive, Palm Desert, California 92260 (the "Company"), and each of the purchasers identified in the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to sell and issue to the Purchasers, and the Purchasers wish to purchase, severally and not jointly, from the Company, its 10% Convertible Senior Promissory Debentures due July 31, 2008 (the "Debentures"), in the aggregate principal amount of [$745,000], having the rights and privileges set forth in the form of Debenture attached hereto as Exhibit A, on the terms and conditions set forth herein; and

         WHEREAS, pursuant to the terms of the Debentures, the Debentures will be convertible into shares of common stock, par value $.001 of the Company ("Common Stock") or such other securities as set forth therein (the "Conversion Shares"), and pursuant to the terms of the Debentures, interest accruing on the Debentures may be paid in cash or in shares of Common Stock (the "Interest Shares") at the option of the Company;

         WHEREAS, to induce the Purchasers to purchase the Debentures, the Company has agreed to issue to each Purchaser a Warrant in the form attached hereto as Exhibit B (each a "Warrant") exercisable for shares of Common Stock ("Warrant Shares" and collectively with the Conversion Shares and the Interest Shares, the "Issuable Shares");

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
            PURCHASE AND SALE OF DEBENTURE AND INITIAL WARRANT, ETC.

         Section 1.1 Issuance of Debenture and Warrant.


                  (a) Issuance. Subject to the terms and conditions of this Agreement, each Purchaser, severally and not jointly, agrees to purchase for the purchase price set forth next to such Purchaser's name on the signature pages hereto (each Purchaser's "Purchase Price"), and the Company agrees to sell and issue to each Purchaser, at the Closing (as defined below), the principal amount of Debentures and the number of Warrants set forth next to such Purchaser's name on the signature pages hereto.

                  (b) Aggregate Purchase Price. The aggregate purchase price for the Debentures and Warrants (collectively the "Securities") to be acquired by the Purchasers shall be [$745,000].

                  (c) The Closing.

                           (i) The closing of the purchase and sale of the
                  Debentures and the Warrants (the "Closing") shall take place on Friday May 12, 2008, by at 5:00 PM, Pacific Daylight Time on: (x) the date on which the last to be fulfilled or waived and applicable to the Closing shall be fulfilled or waived in accordance herewith, or (y) such other time and place and/or on such other date as the Purchasers and the Company may agree. The date on which the Closing occurs is referred to herein as the "Closing Date".

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                           (ii) On the Closing Date, the Company shall deliver
                  to each Purchaser (w) one or more Debentures representing the amount of the Debenture purchased hereunder by such Purchaser at the Closing registered in the name of such Purchaser or its nominee, (x) a Warrant registered in the name of such Purchaser or its nominee in such denominations as reasonably requested by such Purchaser, (y) the legal opinion of Company Counsel executed by such counsel and (z) duly executed counterparts of this Agreement and that certain Subordination Agreement dated as of the date hereof among the Company, the Purchasers and Gimmel Partners, LP, in the form attached hereto as Exhibit C (the "Subordination Agreement"), in each case duly executed by all parties thereto, other than the Purchasers, and each Purchaser shall deliver to the Company the Purchase Price by wire transfer in immediately available funds to an account designated in writing by the Company and a duly executed counterpart of this Agreement and the Subordination Agreement. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser as of the date hereof and on the Closing Date:


                  (a) Organization and Qualification; Material Adverse Effect. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any direct or indirect subsidiaries. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, prospects, properties or financial condition of the entity with respect to which such term is used and which is (either alone or together with all other adverse effects) material to such entity and other entities controlling or controlled by such entity taken as a whole, and any material adverse effect on the transactions contemplated under this Agreement, the Debenture, the Warrant or any other agreement or document contemplated hereby or thereby.

                  (b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Debentures, the Warrants and the Subordination Agreement (collectively, the "Transaction Documents") and to issue the Debentures and the Warrants in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and each other Transaction Document by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Debentures, the Warrants and the Issuable Shares, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors (or any committee or subcommittee thereof) or stockholders is required, (iii) this Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and (iv) this Agreement and the other Transaction Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

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                  (c) Issuance of Shares. The Issuable Shares are duly
authorized and reserved for issuance and, upon such conversion or issuance in accordance with the Debentures and/or exercise in accordance with the Warrants, such Issuable Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances and the holders of such Issuable Shares shall be entitled to all rights and preferences accorded to a holder of Common Stock or preferred stock of the Company, as the case may be.

                  (d) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party (collectively, "Company Agreements"), or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except (other than in the case of clause (i) above) where such violation would not reasonably be expected to have a Material Adverse Effect. The business of the Company is being conducted in compliance with (i) its Certificate of Incorporation and By-Laws, (ii) all Company Agreements and (iii) all applicable laws, ordinances or regulations of any governmental entity, except (other than in the case of clause (i) above) where such violation would not reasonably be expected to have a Material Adverse Effect. The Company is not required under federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Debentures and the Warrants or to issue and sell the Issuable Shares upon conversion, issuance or exercise thereof, other than notice filings required in accordance with Regulation D promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state "blue sky" laws.

                  (e) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in
Schedule 2.1E. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. No securities of the Company are entitled to preemptive or similar rights, and no person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Agreement. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 2.1E, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in
Schedule 2.1E, no person or group of related persons beneficially owns (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

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                  (f) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has delivered to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any subsidiary is a party or to which the property or assets of the Company or any subsidiary are subject are included as part of or specifically identified in the SEC Reports.

                  (g) No Material Adverse Change. Since December 31, 2007, no Material Adverse Effect has occurred or exists, and no event or circumstance has occurred that with notice or the passage of time or both is reasonably likely to result in a Material Adverse Effect with respect to the Company.

                  (h) No Undisclosed Liabilities. The Company has no material liabilities or obligations not reflected in the financial statements of the Company included in the SEC Reports, other than those liabilities incurred in the ordinary course of the Company's business since December 31, 2007, which liabilities, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

                  (i) No General Solicitation. Neither the Company, nor any of its affiliates, or, to its knowledge, any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act in connection with the offer or sale of the Securities or the Issuable Shares.

                  (j) Intellectual Property. The Company owns or possesses sufficient rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service-marks, copyrights Internet domain names and other intellectual property (collectively, "Intellectual Property"), for the conduct of its business as currently conducted. The Company has not received any notice of, and has no knowledge of, any infringement by others of any Intellectual Property of the Company that could be reasonably expected to have a Material Adverse Effect, and the Company is not aware of the unenforceability or invalidity of any patents owned or licensed by the Company, which could be reasonably expected to have a Material Adverse Effect. There is no pending, or to the Company's knowledge threatened, claim, action or proceeding against the Company with respect to any Intellectual Property. The Company has no knowledge of any infringement or improper use by any third party with respect to any Intellectual Property of the Company. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property. All of the licenses and sublicenses and consent, and patent assignments, royalty or other agreements concerning the Intellectual

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Property which are necessary for the conduct of the Company's business as currently conducted or as currently proposed to be conducted to which the Company is a party or by which any of its assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $25,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company and, to the Company's knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a material violation or material breach of or constitute (with or without due notice or lapse of time or both) a material default by the Company under any such License Agreement.

                  (k) No Litigation. No litigation or claim (including those for unpaid taxes) against the Company is pending or, to the Company's knowledge, threatened, and no other event has occurred, which if determined adversely, could reasonably be expected to have a Material Adverse Effect on the Company or could reasonably be expected to materially and adversely affect the transactions contemplated hereby.

                  (l) Certain Transactions. None of the officers, directors, or key employees of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors or loans to the Company for borrowed money), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (m) Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), except where failure to possess such Company Permits would not have a Material Adverse Effect on the Company and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits except for such Company Permits the failure of which to possess, or the cancellation or suspension of which, would not, individually or in the aggregate, have a Material Adverse Effect on the Company. To the best of its knowledge, the Company is in not material conflict with, or in material default or material violation of, any of the Company Permits.

                  (n) Environmental Matters. The Company is in compliance in all respects with all applicable state and federal environmental laws, except where any such non-compliance would not reasonably be expected to have a Material Adverse Effect on the Company, and no event or condition has occurred that may interfere with the compliance by the Company with any environmental law or that may give rise to any liability under any environmental law that, individually or in the aggregate, would have a Material Adverse Effect.

                  (o) Taxes. All federal, state, city and other tax returns, reports and declarations required to be filed or extended by or on behalf of the Company have been filed or extended and all such filed returns are complete and accurate and disclose all taxes (whether based upon income, operations, purchases, sales, payroll, licenses, compensation, business, capital, properties or assets or otherwise) required to be paid in the periods covered thereby. All taxes required to be withheld by or on behalf of the Company in connection with amounts paid or owing to any employees, independent contractor, creditor or other party have been withheld, and such withheld taxes have either been duly and timely paid to the proper governmental authorities or set aside in accounts for such purposes.

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                  (p) Title to Properties; Encumbrances. The Company owns no real property. The Company owns all the properties and assets (whether personal or mixed and whether tangible or intangible ("Company Property")) that it purports to own. All material Company Property is free and clear of all encumbrances.

                  (q) Solvency. The Company is, and immediately after the Closing Date will be, solvent. As used herein, the term "solvent" means (i) the fair market value of the assets of the Company is greater than the total amount of liabilities (including contingent liabilities) of the Company, (ii) the present fair salable value of the assets of the Company is greater than the amount that will be required to pay the probable liabilities of the Company on its debts as they become absolute and matured, (iii) the Company is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) the Company does not have unreasonably small capital to conduct its business as presently conducted or as proposed to be conducted.

                  (r) Internal Accounting Controls. Except as described in the SEC Reports, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (s) Sarbanes-Oxley Act. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder.

                  (t) Market Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Securities.

         Section 2.2 Representations and Warranties of each Purchaser. Each Purchaser, individually and as to itself only, represents and warrants to the Company as of the date hereof and on the Closing Date that:

                  (a) Organization and Qualification. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

                  (b) Authorization; Enforcement. (i) The Purchaser has the requisite power and authority to enter into and perform this Agreement and the Subordination Agreement, to purchase the Debenture and to acquire the Warrant being sold to it hereunder and to acquire the Issuable Shares, (ii) the execution and delivery of this Agreement and the Subordination Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and (iii) this Agreement and the Subordination Agreement constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

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                  (c) No Conflicts. The execution, delivery and performance of this Agreement and the Subordination Agreement, and the consummation by the Purchaser of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the Purchaser's organizational documents, if any exist, or (ii) conflict with any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a material violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser. The Purchaser is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement and the Subordination Agreement.

                  (d) Investment Representations.

                           (i) Access to Other Information. The Purchaser
                  acknowledges that the Company has made available to the Purchaser the opportunity to examine such additional documents from the Company and to ask questions of, and receive full answers from, the Company concerning, among other things, the Company, its financial condition, its management, its prior activities and any other information which the Purchasers considers relevant or appropriate in connection with entering into this Agreement.

                           (ii) Risks of Investment. The Purchaser acknowledges
                  that the Securities and the Issuable Shares have not been registered under the Securities Act. The Purchaser is familiar with the provisions of Rule 144 and understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act or some other exemption from the registration requirements of the Securities Act will be required in order to dispose of the Securities or the Issuable Shares, and that the Purchaser may be required to hold Securities and the Issuable Shares for a significant period of time prior to reselling them. The Purchaser is capable of assessing the risks of an investment in such securities and is fully aware of the economic risks thereof.

                           (iii) Investment Representation. The Purchaser is
                  acquiring the Securities (and, if issued, the Issuable Shares) for its own account and not with a view to distribution in violation of any securities laws. The Purchaser has no present intention to sell the Securities (or, if issued, the Issuable Shares) in violation of federal or state securities laws and the Purchaser has no present arrangement (whether or not legally binding) to sell the Securities or the Issuable Shares to or through any person or entity; provided, however, that by making the representations herein, the Purchaser does not agree to hold the Securities or the Issuable Shares for any minimum or other specific term and reserves the right to dispose of the Securities and the Issuable Shares at any time in accordance with federal and state securities laws applicable to such disposition.

                           (iv) Restricted Securities. The Purchaser
                  acknowledges and understands that the terms of issuance have not been reviewed by the SEC or by any state securities authorities and that the Securities have been issued in reliance on certain exemptions for non-public offerings under the Securities Act, which exemptions depend upon, among other things, the representations made and information furnished by the Purchaser, including the bona fide nature of the Purchaser's investment intent as expressed above.

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                           (v) Ability to Bear Economic Risk. The Purchaser is
                  an "accredited" investor as defined in Rule 501 of Regulation D, as amended, under the Act, and that it (i) is able to bear the economic risk of its investment in the Securities, (ii) is able to hold the Securities for an indefinite period of time,
                  (iii) can afford a complete loss of its investment in the Securities and (iv) has adequate means of providing for its current needs.

                           (vi) Reliance by the Company. The Purchaser
                  understands that the Securities are being offered and sold and that the Issuable Shares, as the case may be, will be issued, in reliance on a transactional exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Securities.

                                    ARTICLE 3
                                    COVENANTS

         Section 3.1 Debenture on Conversion and Warrant on Exercise.

                  (a) Upon any partial conversion by a Purchaser (or then holder of Debenture) of the Debenture pursuant to the terms thereof, the Company shall issue and deliver to such Purchaser (or holder) within ten (10) days of the Conversion Date, a new Debenture for the principal amount of Debenture which such Purchaser (or holder) has not yet elected to convert but which is evidenced in part by the Debenture(s) submitted to the Company in connection with such conversion (with the number of and denomination of such new Debenture(s) designated by such Purchaser or holder).

                  (b) Upon any partial exercise by a Purchaser (or then holder of a Warrant) of a Warrant, the Company shall issue and deliver to such Purchaser (or holder) within ten (10) days of the date on which such Warrant is exercised, a new Warrant or Warrants representing the number of adjusted Warrant Shares, in accordance with the terms of Section 1(B)(ii) of such Warrant.

         Section 3.2 Dividends or Distributions; Purchases of Equity Securities. For so long as the Debentures remains outstanding, the Company agrees that it shall not (a) declare or pay any dividends or make any distributions to any holder or holders of Common Stock (other than dividends payable in Common Stock) in their capacity as shareholders, or (b) purchase or otherwise acquire for value, directly or indirectly, any shares of Common Stock or other equity security of the Company.

         Section 3.3 Use of Proceeds. The Company agrees that the proceeds received by the Company from the sale of the Debentures hereunder shall be used to make payments to DSGI to satisfy the account payable and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables and accrued expenses in the ordinary course of the Company's business and prior practices), and not to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

         Section 3.4 Reservation of Issuable Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock and preferred stock of the Company, as applicable, solely for the purpose of 1) effecting the conversion of the Debentures, 2) payment of interest on the Debentures in the form of Common Stock, 3) issuing shares upon exercise of the Warrant and 4) issuing shares of Common Stock upon the subsequent conversion of any convertible security into which the Debentures may become convertible under the terms thereof, such number of its shares of Common Stock and shares of preferred stock of the Company as shall from time to time be

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necessary to effect the full conversion of the Debentures, satisfaction of payment of interest on the Debentures in Interest Shares in full, the full exercise of the Warrants and the conversion of any convertible security into which the Debentures may be come convertible under the terms thereof.

         Section 3.5 Reporting Status. During the two year period from and after the Closing Date, the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination, provided, however, the Company shall be entitled to terminate its status as an issuer in connection with a business combination transaction with a third-party or a 13E-3 transaction.

         Section 3.6 No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

         Section 3.7 Indemnification of Purchasers. Subject to the provisions of this Section 3.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person or entity who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents, members, shareholders, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective affiliates, by any stockholder of the Company who is not an affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser in this Agreement or in the other Transaction Documents.

         Section 3.8 Indebtedness. The Company covenants and agrees that from the date hereof and until such time as all Debentures have been converted in accordance with the terms thereof or paid in full, the Company shall not incur, assume, create or otherwise permit to exist any indebtedness or other securities that would rank pari passu with or senior to the Debentures in right of payment or in any other respect.

         Section 3.9 Registration Rights. The Company hereby extends registration rights for all of the Issuable Shares and shall use its best efforts after the Closing and any additional financings to file a registration statement with the SEC with respect to the resale of all Issuable Shares. In the event that the Company completes the raise of any additional monies prior to filing with the SEC a registration statement for the resale of the Issuable Shares, the Company agrees to offer the same registration rights and securities pricing to the Purchasers to the extent more favorable to the Purchasers.

                                    ARTICLE 4
                              CONDITIONS TO CLOSING

         Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Debentures. The obligation hereunder of the Company to issue and/or sell the Debentures to the Purchasers at the Closing is subject to the satisfaction, at or before the Closing, of each of the applicable conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (a) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties as of an earlier date, which will be true and correct as of such date).

                  (b) Performance by the Purchasers. Each Purchaser shall have performed in all material respects all agreements and satisfied all conditions required to be performed or satisfied by it under this Agreement at or prior to the Closing.

                  (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement, the Debentures or the Warrants.

                  (d) Purchase Price. The Company shall have received the Purchase Price from each Purchaser.

                  (e) Securities Exemptions. The offer and sale of the Securities to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state and foreign securities laws.

         Section 4.2 Conditions Precedent to the Obligation of each Purchaser to Purchase the Securities. The obligation hereunder of each Purchaser to acquire and pay for a Debenture at the Closing is subject to the satisfaction, at or before the Closing, of each of the applicable conditions set forth below, which are for such Purchaser's benefit and may be waived by such Purchaser as to itself only at any time in its sole discretion.

                  (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties as of an earlier date, which shall be true and correct as of such date).

                  (b) Performance by the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company under this Agreement, the Debentures and the Warrants at or prior to the Closing.

                  (c) No Injunction. No statute, rule, regulation, executive, judicial or administrative order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement, the Debentures or the Warrants.

                   (d) Adverse Changes. No event that has had or is likely to have, in the reasonable judgment of such Purchaser, a Material Adverse Effect on the Company shall have occurred.

                  (e) Officer's Certificate. The Company shall have delivered to such Purchaser a certificate executed by an officer of the Company, certifying as to satisfaction of the conditions specified in Section 4.2 hereof with respect to the Company, incumbency of signing officers, and the true, correct and complete nature of the Company's certificate of incorporation, By-Laws, good standing and authorizing resolutions of the Company.

                  (f) Debenture and Warrant. The Purchaser shall have received certificates representing the Debenture and Warrant.

                  (g) Due Diligence. The Purchaser shall have completed its financial, accounting, operational and legal due diligence in a manner satisfactory to the Purchaser in its sole discretion.

                  (h) Securities Exemptions. The offer and sale of the Securities to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state and foreign securities laws.

                  (i) Legal Opinion. The Purchasers will have received an opinion on behalf of the Company, dated as of the Closing Date, from Company Counsel, in the form attached hereto as Exhibit D.

                                    ARTICLE 5
                                  MISCELLANEOUS

         Section 5.1 Specific Performance; Consent to Jurisdiction; Jury Trial.

                  (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement, the Debentures and the Warrants were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of those Agreements and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (B) the Company and each Purchaser (i) hereby irrevocably submits to the exclusive jurisdiction of the United States district court, the California state courts and other courts of the United States sitting in Los Angeles county, California for the purposes of any suit, action or proceeding arising out of or relating to this agreement and (ii) hereby waives, and agrees not to assert in any such suit action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. To the extent permitted by applicable law, the Company and each Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by applicable law.

                  (c) The Company and each Purchaser hereby waives all rights to a trial by jury.

         Section 5.2 Entire Agreement; Definitions. This Agreement, together with the Warrants, the Debentures and all other agreements and documents executed in connection herewith and therewith, contain the entire understanding of the parties with respect to the matters covered hereby and thereby, supersedes any prior understanding, memoranda or other written or oral agreements between or among any of them respecting the matters covered hereby and thereby and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Any term that is capitalized in this Agreement not defined herein but defined in the Debenture or Warrant shall have the same meaning as ascribed to that term in such other document.

         Section 5.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by mail, facsimile or personal delivery and shall be effective upon actual receipt of such notice. Any notice given by mail shall be sent by registered or certified mail, return receipt requested. Any facsimile machine from which notice is given by shall produce an acknowledgement of completion of the transmission. The addresses and facsimile numbers for such communications shall be as set forth on the signature pages to this Agreement. Either party hereto may from time to time change its address for notices by giving at least 10 days' written notice of such changed address to the other parties hereto.

         Section 5.4 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Section 5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         Section 5.6 Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. The Company shall not be permitted to assign this Agreement or any of their respective rights or obligations hereunder. This Agreement is for the sole benefit of the Company and the Purchasers and their respective successors and permitted assigns, and nothing in this Agreement (whether expressed or implied) will give or be construed to give any other person or entity any legal or equitable rights in connection with this Agreement, except that the Agent (as defined below) is the intended beneficiary of Section 5.11 and Purchaser Parties are intended beneficiaries of Section 3.7. Any Purchaser may assign its rights under this Agreement to any person to whom such Purchaser assigns or transfers any of the Securities, provided that such transferee agrees in writing to be bound by the terms and provisions of this Agreement, and such transfer is in compliance with the terms and provisions of this Agreement and permitted by federal and state securities laws.

         Section 5.7 Amendment. This Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and Purchasers holding at least sixty-seven percent (67%) of the principal amount of the Debentures outstanding at any time; provided that any provision for the sole benefit of the Company may be waived by the Company and that the amendment of Section 5.11 shall require the written consent of the Agent. Any amendment effected in accordance with this Section 5.7 will be binding upon the Company, each Purchaser and their respective successors and permitted assigns.

         Section 5.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         Section 5.9 Survival. The representations and warranties and the agreements and covenants of the Company and the Purchasers contained herein shall survive the Closing.

         Section 5.10 Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

         Section 5.11 Fees, Costs and Expenses. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commission (other than for persons engaged by any Purchaser or its investment advisor) relating to or arising out of the issuance of the Securities pursuant to this Agreement. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any such claim for fees arising out of the issuance of the Securities pursuant to this Agreement. The Company acknowledges that is has engaged Merriman Curhan Ford & Co. as its placement agent (the "Agent") in connection with the sale of the Securities. The Company shall pay the fees and expenses of the Agent in accordance with the terms of that certain engagement letter from the Agent to the Company and the fees and expenses of one legal counsel to Purchasers. Such fees and expenses shall be due upon the Closing, provided that such closing occurs.

         Section 5.12 Independent Nature of Purchasers' Obligations. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        COMPANY:

                                        SPARE BACKUP, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        Address for Notice:


                                        Facsimile No.:

                                 SIGNATURE PAGE


                                   [Purchaser]


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        Purchase Price:
                                        Debenture Principal Amount: $
                                        Warrants:


                                        Address for Notice:


                                        Facsimile No.:
                                        Telephone No.:
                                        Attn:






                     [Signature Page to Purchase Agreement]

                                    EXHIBIT A


                                FORM OF DEBENTURE

                                    EXHIBIT B


                                 FORM OF WARRANT

                                    EXHIBIT C


                         FORM OF SUBORDINATION AGREEMENT

                                    EXHIBIT D


                              FORM OF LEGAL OPINION